UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2013

WEATHERFORD INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Switzerland	001-34258	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4-6 Rue Jean-François Bartholoni, 1204 Geneva, Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: +41.22.816.1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In conjunction with our annual meeting discussed below, effective June 20, 2013, our shareholders elected two new independent directors to our Board of Directors: John D. Gass and Francis S. Kalman. Mr. Gass has been appointed to serve on the Compensation Committee and Mr. Kalman has been appointed to serve on the Audit Committee as Vice Chair.

The information in Item 7.01 below with respect to the appointment of Douglas M. Mills as principal accounting officer is incorporated into this Item.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 20, 2013, our shareholders approved an amendment to our Articles of Association to authorize issuable authorized share capital in an amount equal to 18.22% of current stated capital. The amendment inserts a new Article 5 pursuant to which the Board of Directors may increase our share capital by a maximum amount of CHF 177,480,000 by issuing a maximum of 153,000,000 fully paid-in shares (par value of CHF 1.16 each) during the period from June 20, 2013 to June 20, 2015.

A copy of our amended Articles of Association is attached hereto as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our Annual General Meeting of Shareholders on June 20, 2013 (the "Annual Meeting"). The following are the results of the matters voted upon by the shareholders at the Annual Meeting:

Agenda Item		Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
1.	Approve the 2012 Annual Report, the Consolidated Financial Statements for fiscal year 2012 and the Statutory Financial Statements of Weatherford International Ltd. for fiscal year 2012.	606,308,039	3,959,593	3,228,323	0
2.	Discharge the Board of Directors and executive officers from liability under Swiss law for the year ended December 31, 2012.	249,177,406	352,495,742	11,822,807	0
3.	Elect the following directors:
	Bernard J. Duroc-Danner	439,164,319	34,067,548	56,546,948	83,717,140
	Nicholas F. Brady	509,965,284	18,281,887	1,531,644	83,717,140
	David J. Butters	316,372,188	211,607,351	1,799,276	83,717,140
	John D. Gass	520,960,656	7,274,353	1,543,806	83,717,140
	Francis S. Kalman	520,938,562	7,298,709	1,541,544	83,717,140
	William E. Macaulay	506,945,571	21,332,463	1,500,781	83,717,140
	Robert K. Moses, Jr.	315,982,329	212,040,043	1,756,443	83,717,140
	Guillermo Ortiz	382,177,557	146,015,783	1,585,475	83,717,140
	Emyr Jones Parry	518,549,099	9,682,282	1,547,434	83,717,140
	Robert A. Rayne	380,416,209	147,764,587	1,598,019	83,717,140

4.	Ratify the appointment of KPMG LLP as our independent registered public accounting firm and elect KPMG AG, as our Swiss statutory auditor.	608,692,457	3,238,180	1,565,318	0
5.	Approve amendments to our Articles of Association to authorize issuable authorized share capital in an amount equal to 18.22% of current stated capital and grant an authorization of the Board of Directors to issue shares from authorized share capital for the period from June 20, 2013 to June 20, 2015.	527,662,031	83,503,946	2,330,502	0
6.	Adopt an advisory resolution approving the compensation of the named executive officers.	383,151,287	127,799,429	18,828,099	83,717,140

Item 7.01 Regulation FD Disclosure.

Effective June 20, 2013, our Board of Directors appointed the following current employees as officers of Weatherford:

Douglas M.  Mills, Vice President and Chief Accounting Officer, will serve as our principal accounting officer.  Mr. Mills, 38, joined Weatherford in 2003 and has served in various financial reporting capacities, including Vice President of Corporate Accounting since 2011 and other corporate and regional controller positions of increasing responsibility.  Mr. Mills also has over five years of public accounting experience with the firms of Ernst & Young and Arthur Andersen.  He is a certified public accountant and holds a MPA/BBA from the University of Texas.

Karen David-Green, Vice President Investor Relations.  Ms. David-Green, 45, joined Weatherford as Vice President of Investor Relations in June 2010. Prior to joining Weatherford, Ms. David-Green served as Director of Global Market Research at Baker Hughes from June 2009 to June 2010.  Prior to her tenure at Baker Hughes, Ms. David-Green worked on Wall Street for 15 years, including as Executive Director, U.S. Equity Research, Oil Services and Equipment for Oppenheimer & Co. from October 2005 to April 2009, Vice President and Director of Equity Research for the Royal Bank of Canada Dominion Securities, Director, Fixed Income Research for American General Corporation and Director, U.S. Equity Research, Oil Services & Equipment for Caylon Securities USA.  She holds a Bachelor of Business Administration degree from the University of Texas at Austin.

Jennifer L. Presnall, Vice President Internal Audit.  Ms. Presnall, 43, joined Weatherford in August 1998.  She held the positions of Director of Internal Audit from March 2000 to June 2007 and Corporate Controller over Internal Reporting and Accounting Systems from June 2007 to August 2010.  In August 2010 she returned to Internal Audit and in April 2012 was appointed Vice President of Audit Services.  Mrs. Presnall holds a Bachelors of Business Administration from Cleveland State University and is a certified information systems auditor.

Each of the above officers will enter into an employment agreement in the form incorporated by reference as an exhibit to this report. This agreement is a substantially similar form and on substantially similar terms as the employment agreements of Weatherford's other executive officers, which are described on pages 36-37 and 40-41 of our Proxy Statement dated April 30, 2013. That description is incorporated into this report by reference. Each officer also will enter into an indemnification agreement, the form of which is incorporated by reference as an exhibit to this report.

As previously announced, Dr. Samuel W. Bodman III  has retired from our Board of Directors for personal reasons and declined to stand for re-election this year.  His last act as a director was to participate in our Annual General Meeting.  Weatherford thanks him for three years of service on our Board.

Additionally, Mr. Joseph C. Henry, our Senior Vice President and Co-General Counsel, informed us on June 20, 2013 that he will leave Weatherford effective as of the end of June 2013.  We expect to appoint a successor to this position shortly thereafter, and Mr. Henry has agreed to assist in a transition for up to six months on a part-time basis at approximately 20% of his prior compensation.  Weatherford thanks Mr. Henry for ten years of dedicated service to the company.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	3.1	Articles of Association of Weatherford International Ltd., dated June 20, 2013.
10.1
Form of Executive Employment Agreement of Weatherford International Ltd. (incorporated by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K (File No. 1-34258) filed March 11, 2013).

10.2
Form of Indemnification Agreement of Weatherford International Ltd., for use with directors and executive officers (incorporated by reference to Exhibit 10.6 to the Registrant's Current Report on Form 8-K (File No. 1-34258) filed February 26, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.
Date: June 20, 2013
/s/ John H. Briscoe
John H. Briscoe
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Number	Exhibit
3.1	Articles of Association of Weatherford International Ltd., dated June 20, 2013.
10.1
Form of Executive Employment Agreement of Weatherford International Ltd. (incorporated by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K (File No. 1-34258) filed March 11, 2013).

10.2
Form of Indemnification Agreement of Weatherford International Ltd., for use with directors and executive officers (incorporated by reference to Exhibit 10.6 to the Registrant's Current Report on Form 8-K (File No. 1-34258) filed February 26, 2009).